   NUMBER                                                    SHARES
NB

    COMMON STOCK

                         NET.B@NK, INC.
        INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                                                          CUSIP 640933 10 7

THIS CERTIFIES THAT
                                                            SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS



IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT ($0.01) EACH, OF COMMON STOCK OF
                            NET.B@NK,INC.

a corporation organized under the laws of the State of Georgia, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Articles of Incorporation of the Corporation and amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Mary E. Johnson
   Secretary

[NET.B@NK.INC.SEAL 1996]

/S/ D.R. GRIMES
VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         SUNTRUST BANK, ATLANTA
                       TRANSFER AGENT
                        AND REGISTRAR
BY

                 AUTHORIZED SIGNATURE

                                       NET.BANK, INC.

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ......Custodian......
TEN ENT - as tenants by the entireties                  (Cust)        (Minor)
JT TEN  - as joint tenants with right of        under Uniform Gifts to Minors
          survivorship and not as tenants       Act..........................
          in common                                        (State)


      Additional abbreviations may also be used though not in the above list.

    For value received, __________________ hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
    --------------------------------------------




    --------------------------------------------





    --------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE.)


    --------------------------------------------------------------------------


    --------------------------------------------------------------------------


    ------------------------------------------------------------------- Shares

    of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    ----------------------------------------------------------------- Attorney

    to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

    Dated
           ---------------------------------








                              -------------------------------------------------
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





    SIGNATURE GUARANTEED:
                         -----------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
                         PROGRAMED, PURSUANT TO sec FILE 17ad-15.